[ GANTOS Letterhead ]

                              October 30, 1995


Mr. Larry Voight
VRB CORPORATION
One Detroit Center
500 Woodward Avenue
3rd Floor
Detroit, MI 48275-3204

Re:  Gantos, Inc. - Notice of Option to Renew

Dear Landlord:

     Pursuant to paragraph 2.3 of the Lease dated April 1, 1995, between VRB Corp. as Landlord and Gantos, Inc. as Tenant for the premises located at 3260 Patterson SE, Grand Rapids, Michigan, Tenant has the right to exercise an option to renew the term of the Lease for an additional six (6) month period.

     This shall serve as formal notice that Tenant hereby elects to exercise said option to renew the term for the additional six (6) month period. Therefore, the term of the Lease will be extended through July 31, 1996.

     In the event you have any questions or comments, please contact Kenneth Green at this office.

                              Very truly yours,

                              GANTOS, INC.

                              /s/  L. Douglas Gantos
                              L. Douglas Gantos
                              President and Chief Executive Officer

LDG/sra

Via Facsimile, Airborne Express, and Certified Mail



                      3260 Patterson Southeast
                         Post Office Box 875
                        Grand Rapids, Michigan
                                49588
                         Phone (616) 949-7000
                      Telecopier (616) 949-5884